UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): February 27, 2023
TATTOOED CHEF, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-38615	82-5457906
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
6305 Alondra Boulevard
Paramount, California 90723
(Address of principal executive offices, including zip code)
Registrant’s telephone number, including area code: (562) 602-0822
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	TTCF	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On February 27, 2023, Thomas Matthew Williams, Chief Growth Officer of Tattooed Chef, Inc., a Delaware corporation (the “Company” or “Tattooed Chef”), gave notice of his resignation from the Company effective March 3, 2023. Mr. Williams’s departure is not the result of any disagreement with the Company on any matter relating to the Company’s operations, policies, or procedures.
Ron Borchard, the Company’s Senior Vice President of Sales, will be assuming Mr. Williams’s day-to-day responsibilities.
Mr. Borchard, age 55, has a career spanning over 25 years in the Consumer Packaged Goods (“CPG”) industry. He has held cross-functional sales leadership roles and has been Vice President at multiple successful growth companies. Mr. Borchard has 20+ years in progressive leadership experience at both Advantage Sales & Dean Foods, including National Account Director and Vice President positions. He joined Beecher’s/Sugar Mountain in 2019 and served as VP Sales before joining Tattooed Chef in 2022. His senior leadership experience with sales agencies and multiple CPG organizations has given him a broad range of expertise across various categories and all classes of trade.
In his role as Senior Vice President of Sales, Mr. Borchard will help support the Chief Executive Officer (“CEO”) and executive leadership team in leading Tattooed Chef’s 2023 strategy for its existing core frozen business, both branded and private label. He will also help lead the execution of new category growth initiatives, such as Grain-Free Chips, Grain-Free Tortillas, and Refrigerated Bars. Mr. Borchard's significant contributions to growth in sales and distribution have been invaluable during his time at Tattooed Chef, resulting in the brand reaching over 23,000 stores across the United States. Reporting directly to the CEO and executive leadership team, Mr. Borchard will help lead the Company’s sales team nationally across all classes of trade.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TATTOOED CHEF, INC.

	By:	/s/ Salvatore Galletti
	Name:	Salvatore Galletti
	Title:	Chief Executive Officer

Date: March 3, 2023
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